UNITED STATES DISTRICT COURT
DISTRICT OF MASSACHUSETTS

SECURITIES AND EXCHANGE COMMISSION, Plaintiff, v. JBI, INC., JOHN W. BORDYNUIK, and RONALD BALDWIN, JR., Defendants.	)	C. A. No. 1:12-cv-10012-MLW

MLW [~~Propose~~d] **FINAL JUDGMENT AS TO DEFENDANT JBI, INC.**

The Securities and Exchange Commission having filed a Complaint and Defendant JBI, Inc. ("Defendant") having entered a general appearance; consented to the Court's jurisdiction over Defendant and the subject matter of this action; consented to entry of this Final Judgment without admitting or denying the allegations of the Complaint (except as to jurisdiction); waived findings of fact and conclusions of law; and waived any right to appeal from this Final Judgment:

I.

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Section 17(a) of the Securities Act of 1933 (the "Securities Act") [15 U.S.C. § 77q(a)] in the offer or sale of any security by the use of any means or instruments of transportation or communication in interstate commerce or by

use of the mails, directly or indirectly:

(a) to employ any device, scheme, or artifice to defraud;

(b) to obtain money or property by means of any untrue statement of a material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; or

(c) to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.

II.

IT IS HEREBY FURTHER ORDERED, ADJUDGED AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") [15 U.S.C. § 78j(b)] and Rule 10b-5 promulgated thereunder [17 C.F.R. § 240.10b-5], by using any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange, in connection with the purchase or sale of any security:

(a) to employ any device, scheme, or artifice to defraud;

(b) to make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or

(c) to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person.

III.

IT IS HEREBY FURTHER ORDERED, ADJUDGED AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, successors or assigns, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] and Rules 13a-1, 13a-11, 13a-13 and 12b-20 thereunder [17 C.F.R. §§ 240.13a-1, 240.13a-11, 240.13a-13 and 240.12b-20], by failing to file, in accordance with such rules and regulations as the Commission prescribes as necessary or appropriate, such information and documents as the Commission requires to keep reasonably current the information and documents required to be included in or filed with an application or registration statement filed pursuant to Section 12 of the Exchange Act, or such annual, quarterly, or other reports as the Commission prescribes, or by failing to include, in addition to the information expressly required to be included in any statement or report filed pursuant to Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)], such further material information, if any, as may be necessary to make the required statements, in light of the circumstances under which they are made, not misleading.

IV.

IT IS HEREBY FURTHER ORDERED, ADJUDGED AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, successors or assigns, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Sections

13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act [15 U.S.C. §§ 78m(b)(2)(A) and 78m(b)(2)(B)] by:

(a) failing to make and keep books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of JBI, Inc.; or

(b) failing to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary (A) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and (B) to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

V.

IT IS HEREBY FURTHER ORDERED, ADJUDGED AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, successors or assigns, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Section 13(b)(5) of the Exchange Act [15 U.S.C. §§ 78m(b)(5)] by failing to implement a system of internal accounting controls, or by knowingly falsifying, directly or indirectly, or causing to be

falsified, books, records and accounts of JBI, Inc. that are subject to Section 13(b)(2)(A) of the Exchange Act [15 U.S.C. §§ 78m(b)(2)(A)].

VI.

IT IS HEREBY FURTHER ORDERED, ADJUDGED AND DECREED that Defendant is liable for a civil penalty in the amount of $150,000 civil penalty pursuant to Section 20(d) of the Securities Act [15 U.S.C. § 77(t)(d)] and Section 21(d)(3) of the Exchange Act [15 U.S.C. § 78u(d)(3)]. Defendant shall make this payment within ten (10) days after entry of this Final Judgment by certified check, bank cashier's check, or United States postal money order payable to the Securities and Exchange Commission. The payment shall be delivered or mailed to the Office of Financial Management, Securities and Exchange Commission, 100 F Street, NE, Stop 6042, Washington DC 20549, and shall be accompanied by a letter identifying JBI, Inc. as a defendant in this action; setting forth the title and civil action number of this action and the name of this Court; and specifying that payment is made pursuant to this Final Judgment. Defendant shall pay post-judgment interest on any delinquent amounts pursuant to 28 U.S.C. § 1961. The Commission shall remit the funds paid pursuant to this paragraph to the United States Treasury.

VII.

IT IS HEREBY FURTHER ORDERED, ADJUDGED AND DECREED the Consent of JBI, Inc., dated January 15, 2013, is incorporated herein with the same force and effect as if fully set forth herein, and that Defendant shall comply with all of the undertakings and agreements set forth therein.

VIII.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdiction of this matter for the purposes of enforcing the terms of this Final Judgment.

IX.

There being no just reason for delay, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, the Clerk is hereby ordered to enter this Final Judgment forthwith and without further notice.

Dated: March 18, 2013

UNITED STATES DISTRICT JUDGE

Rzepa, Stephanie

From: ECFnotice@mad.uscourts.gov
Sent: Wednesday, March 20, 2013 9:09 AM
To: CourtCopy@mad.uscourts.gov
Subject: Activity in Case 1:12-cv-10012-MLW Securities and Exchange Commission v. JBI, Inc. et al Judgment

United States District Court

District of Massachusetts

Notice of Electronic Filing

The following transaction was entered on 3/20/2013 at 11:09 AM EDT and filed on 3/20/2013
Case Name: Securities and Exchange Commission v. JBI, Inc. et al
Case Number: 1:12-cv-10012-MLW
Filer:
Document Number: 20

Docket Text:
Judge Mark L. Wolf: ORDER entered. JUDGMENT against JBI, Inc. (Hohler, Daniel)

1:12-cv-10012-MLW Notice has been electronically mailed to:

Martin F Healey healeym@sec.gov, #brodocket@sec.gov, GiardDraegerM@sec.gov

Juan Marcel Marcelino juan.marcelino@nelsonmullins.com, gerri.robillard@nelsonmullins.com

Michael R. MacPhail michael.macphail@faegrebd.com, stephanie.rzepa@faegrebd.com

Brent R. Baker BRB@clydesnow.com

Sarah L. Geiger sarah.geiger@faegrebd.com, stephanie.rzepa@faegrebd.com

Joseph Dever jdever@cozen.com

1:12-cv-10012-MLW Notice will not be electronically mailed to:

Ralph V. Demartino

Cozen O'Connor
The Army and Navy Building
1627 I Street, NW, Suite 1100
Washington, DC 20006

The following document(s) are associated with this transaction:

Document description: Main Document
Original filename:yes
Electronic document Stamp:
[STAMP dcecfStamp_ID=1029851931 [Date=3/20/2013] [FileNumber=4821479-0
] [35b44b53b977e8438f1881d001328206e57c24bb80a34ec8d6bdc10dd3d43bfab4b
cd42e482454a8f6d2c2638bd67168d4244491786193391a6e570bfeab0325]]